UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2020

STERLING BANCORP, INC.

(Exact name of registrant as specified in its charter)

Michigan	001-38290	38-3163775
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

One Towne Square, Suite 1900

Southfield, Michigan 48076

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (248) 355-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SBT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Sterling Bancorp, Inc. (the “Company”), the bank holding company of Sterling Bank and Trust, FSB, Southfield, Michigan (the “Bank”), previously disclosed that it had received a March 18, 2020 letter from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that it no longer complies with Nasdaq’s continued listing requirements under the timely filing criteria set forth in Listing Rule 5250(c)(1) as a result of the Company not filing its Annual Report on Form 10-K for the year ended December 31, 2019 (the “Annual Report”) within the prescribed period. Subsequently, the Company further disclosed the receipt of an additional letter from Nasdaq, dated May 19, 2020, notifying the Company that its inability to file its Quarterly Report on Form 10-Q for the period ended March 31, 2020 (the “Q1 Quarterly Report”) within the prescribed period is an additional basis for the Company’s non-compliance with such listing requirements. Consistent with those notifications, the Company recently received another letter from Nasdaq, dated August 12, 2020, notifying the Company that its inability to file its Quarterly Report on Form 10-Q for the period ended June 30, 2020 (the “Q2 Quarterly Report”) within the prescribed period is an additional basis for the Company’s non-compliance with such listing requirements.

In its notifications regarding the Annual Report and the Q1 Quarterly Report, Nasdaq stated that the Company had until May 18, 2020 to submit a plan to regain compliance. On May 18, 2020, the Company submitted a plan of compliance to Nasdaq with respect to the delay in filing both its Annual Report and the Q1 Quarterly Report (the “Plan”). Nasdaq accepted the Plan and granted an exception of up to 180 calendar days from the Annual Report’s due date, or until September 14, 2020, to regain compliance. In the most recent Nasdaq letter, dated August 12, 2020, Nasdaq stated that the Company must submit an update to the Plan by August 27, 2020, indicating the progress the Company has made towards implementing the Plan and addressing the Company’s plans to file the Q2 Quarterly Report. The Company intends to update its Plan prior to the stated deadline. Nasdaq’s notifications have no immediate effect on the listing or trading of the Company’s common stock on The Nasdaq Capital Market.

As the Company previously disclosed in three Notifications of Late Filing on Forms 12b-25 filed with the Securities and Exchange Commission (the “SEC”) on March 17, 2020, May 12, 2020, and August 11, 2020, the delay in filing the Annual Report, Q1 Quarterly Report and Q2 Quarterly Report is to allow for time needed to complete (i) additional review and procedures, including on the part of the Company’s independent auditors, relating to the circumstances that led to the previously-reported suspension and termination of the Bank’s Advantage Loan Program (the “Advantage Loan Program”) and related matters, and (ii) an ongoing internal review relating to the discontinued Advantage Loan Program, which review is being led by outside legal counsel under the direction of a special committee of independent directors (the “Special Committee”), as announced in the Company’s Form 8-K filed with the SEC on March 6, 2020. The Company intends to file its Annual Report, Q1 Quarterly Report and Q2 Quarterly Report as soon as practicable upon completion of the above-referenced review and procedures.

A copy of the press release announcing the August 12, 2020 Nasdaq notification is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains certain statements that are, or may be deemed to be, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended, regarding the Company’s plans, expectations, thoughts, beliefs, estimates, goals, and outlook for the future that are intended to be covered by the protections provided under the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on management’s expectations as well as certain assumptions and estimates made by, and information available to, management at the time. Those statements are not guarantees of future results or performance and are subject to certain known and unknown risks, uncertainties, and other factors that may cause actual results to differ materially from those expressed in, or implied by, such forward-looking statements. The following important factors, among others, could affect future results and events, causing those results and events to differ materially from those views expressed or implied in the Company’s forward-looking statements:  (i) the ability of the Company and its independent auditors to complete the work required to file the Annual Report, Q1 Quarterly Report, and/or Q2 Quarterly Report by the September 14, 2020 due date; (ii) the results of the Special Committee’s internal review and the possibility of additional terminations and resignations of employees in connection therewith; (iii) the discontinuation of the Advantage Loan Program, the ability to develop new loan products to replace the Advantage Loan Program, and any resulting adverse effects on the Company’s business, financial condition, and/or results of operations; (iv) the outcomes of the government investigations and legal proceedings previously disclosed by the Company, including the risk of civil or criminal enforcement action, regulatory restrictions on the Bank’s activities, financial penalties or judgments, other adverse consequences, and any resulting effects on the Company’s business, financial condition, and/or results of operations; (v) the expenses incurred in connection with the Annual Report, Q1 Quarterly Report, Q2 Quarterly Report, internal review, government investigations, and legal proceedings disclosed previously and herein; (vi) uncertainties associated with Nasdaq’s notifications regarding the Company’s failure to file the Annual Report, Q1 Quarterly Report, and/or Q2 Quarterly Report within the prescribed periods, including with respect to any submission to Nasdaq of a plan of compliance, update to such a plan, any appeal of an adverse decision by Nasdaq regarding such a plan or update, any request for a further stay pending an appeal, and the possibility of being delisted pursuant to Nasdaq’s Listing Rules; (vii) the effects of the COVID-19 pandemic; and (viii) the risks, uncertainties, and other factors detailed from time to time in our public filings, including those included in the disclosures under the headings “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 18, 2019, subsequent periodic reports and future periodic reports. Should one or more of the foregoing risks materialize, or should underlying assumptions prove incorrect, actual results or outcomes may vary materially from those projected in, or implied by, such forward-looking statements. The Company disclaims any obligation to update, revise, or correct any forward-looking statements based on the occurrence of future events, the receipt of new information, or otherwise.

Item 9.01.          Financial Statements and Exhibits.

(d)                 Exhibits

The following exhibits are furnished herewith:

EXHIBIT NUMBER	EXHIBIT DESCRIPTION
99	Press Release of Sterling Bancorp, Inc. dated August 18, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sterling Bancorp, Inc.

By:	/s/ Steve Huber
Steve Huber
Chief Financial Officer

Date: August 18, 2020